Earnings (loss) per share (Tables)	12 Months Ended
Dec. 31, 2021
Earnings (loss) per share
Schedule of information about reconciliation of the weighted average number of shares

Reconciliation of the weighted average number of shares used for the calculation for both basic and diluted earnings (loss) per share was as follows:

		2021	2020	2019
Weighted average number of shares used for basic earnings (loss) per share		3,565,973,883	3,572,549,651	3,592,249,603
Potential shares to be issued for ILT incentive plan		7,598,593	—	2,251,406
Weighted average number of shares used for diluted earnings per share		3,573,572,476	3,572,549,651	3,594,501,009
Eni’s net profit (loss)	(€ million)	5,821	(8,635)	148
Remunaration of subordinated perpetual bonds net of tax effect	(€ million)	(95)	—	—
Eni’s net profit (loss) for basic and diluted earnings (loss) per share	(€ million)	5,726	(8,635)	148

Basic earnings (loss) per share	(€ per share)	1.61	(2.42)	0.04
Diluted earnings (loss) per share	(€ per share)	1.60	(2.42)	0.04